SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported) : November 16, 2000

                          Commission File No. 33-3276-D



                             CHINA CONTINENTAL, INC.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Utah                                               87-0431063
------------------------------                  --------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)

        2407 China Resources Building, 26 Harbour Road Wanchai, Hong Kong
      --------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (852) 2802-8988
                         ------------------------------
                            (Issuer telephone number)

Item 4.     Changes in Registrant's Certifying Accountant.

     On November 16, 2000, the client-auditor relationship between China Continental, Inc. (the "Company") and Blackman Kallick Bartelstein, LLP ("BKB") ceased.

     To the knowledge of the Company's current Board of Directors, BKB's report of the financial statements of the Registrant for each of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

     During the Company's two most recent fiscal years and the subsequent interim period preceding the termination of the client-auditor relationship on November 16, 2000, to the knowledge of the Registrant's current Board of Directors, there were no disagreements with BKB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BKB, would have caused BKB to make reference to the subject matter of the disagreements in connection with their audit report with respect to financial statements of the Company. The Company requested that BKB furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.

     To the knowledge of the Registrant's current Board of Directors, during the Registrant's two most recent fiscal years there was no disagreement or difference of opinion with BKB regarding any "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company has requested that BKB review the disclosure and that firm has been given an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

Item 7.     Financial Statements and Exhibits

      (c)   Exhibits:

            Exhibits    Description
           ----------  -------------
            16.1        Letter from Blackman Kallick Bartelstein, LLP


                                   Signatures

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.


                                     CHINA CONTINENTAL, INC.

     November 21, 2000
                                      /s/ Jia Ji Shang
                                      ------------------------------------------
                                      Jia Ji Shang
                                      Chairman and Chief Executives Officer

                                      /s/ Jian Sheng Wei
      November 21, 2000               ------------------------------------------
                                      Jian Sheng Wei
                                      Chief Financial Officer and Secretary